SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                  FORM 8-K

                                CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 18, 1998

                           SWISHER INTERNATIONAL, INC.
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(Exact name of registrant as specified in its charter)


         Nevada                    0-21282                 56-1541396
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(State or other jurisdiction     (Commission             (I.R.S. Employer
   of incorporation)              File Number)            Identification No.)


6849 Fairview Road, Charlotte, North Carolina                   28210
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(Address of principal executive office)                        (Zip code)


Registrant's telephone number including area code: (704) 364-7707
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(Former name or former address, if changed since last report)

                          Exhibit Index on Page 5
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ITEM 4.     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     WITHDRAWAL OF REPORT; RESIGNATION OF AUDITOR. On Friday, February 20, 1998, Swisher International, Inc. (the "Company"), received a letter from its former auditor, McGladrey & Pullen, LLP (the "Former Auditor"), resigning "effective immediately" as auditor of the Company and withdrawing their report dated January 30, 1997, on the Company's financial statements for the year ended October 31, 1996. The Former Auditor's letter stated that the decision to resign and withdraw "is the result of (i) our conclusion that we are no longer able to rely on management's representations, and (ii) the existence of significant unresolved accounting matters relating to the Company's financial statements as of and for the years ended October 31, 1997 and 1996." The extended date for the filing the Company's form 10-KSB with the SEC was February 13, 1998. Not until February 17, 1998, was the Company asked, through a member of its Board of Directors, to meet with the Former Auditor. The purpose of the meeting was not stated until the meeting began. The Board Member promised to address each concern forthwith and respond to the Former Auditor the following morning. On February 18 and 19, 1998, the Former Auditor, without waiting for additional information that the Company was prepared to provide, indicated that it intended to resign and that it was withdrawing its opinion for fiscal year 1996 as stated above.

The February 20, 1998, letter identifies seven areas of concern to the Former Auditor, which are briefly identified below. The Company believes that significant information affecting these issues has not been reviewed by the Former Auditor. The Company has determined that, in addition to retaining new auditors and authorizing the Former Auditor to respond fully to inquiries of the successor accountant concerning each disagreement and event, the Company will:

     -- appoint a three-member special committee comprised of individuals not involved in the issues of concern to the Former Auditor, which special committee will direct an independent internal investigation as described below;

     -- retain the law firm of Swidler & Berlin, Chartered, to conduct the independent internal investigation under the direction of the independent special committee;

     -- obtain at the earliest possible time the report of the independent special committee along with its recommendations, if any, for steps to be taken in response to the internal investigative report; and

     -- publicly announce the actions recommended and adopted by the Board.

Based upon the Company's adoption of the foregoing plan, the Former Auditor has agreed, with respect to its opinion on the Company's financial statements for fiscal year ended October 31, 1996, to consider the Company's comments and any evidence that amplifies or supplements the evidence as currently known and will delay taking further action until such time as it receives the Company's written responses to the enumerated matters. The Former Auditor also has
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requested the results of the independent investigation by March 9, 1998.  The
Company has taken that request under advisement .

The seven areas of concern identified by the Former Auditor (and the Company's comments thereon, contained in the parentheticals at the end of individual paragraphs) are:

1. management's representations concerning the timing of the Company's consummation of the sale of a franchise in Ireland (the question presented for the financial statements being whether the sale should be
       recognized under applicable accounting principles in fiscal      year
       1996 or fiscal year 1997);

2. the Company's failure to disclose certain option and warrant agreements executed by management during 1996, and the resulting failure to account for them in the Company's financial statement (the Former Auditor acknowledged that it knew in April 1997 that the agreements in question had not been approved by the Swisher Board of Directors which subsequently determined the agreements were unenforceable because they were unauthorized and caused the Company and other involved parties to agree that the agreements were not legally enforceable; thus, the agreements were never effected);

3. management's representations concerning the sale of a Houston franchise by the Company in third quarter 1996, resulting in recordation of a gain of $284,017, specifically the failure to disclose the related party nature of this transaction and the existence of a management agreement which the Former Auditor believes indicates the Company retained control of the franchise in a way that prevented recognition of the sale in third quarter 1996;

4. pendency of a question concerning the proper audit treatment of a transaction similar to that described in Item 3, above, regarding sale by the Company of a franchise in Charlotte in third quarter 1997, recorded as a $381,000 gain in the Company's 1997 third quarter
       Form 10-Q but not therein identified as a related party transaction (because they did not complete the audit of the Company's 1997 financial statements, the Former Auditor formed no conclusion as to when the sale should be recorded);

5. failure of certain management employees to pay the Company, during fiscal year 1997, $138,000 in personal expenses recorded by the Company as receivables in 1996 and represented by management as to be repaid in 1997 but not so repaid (these amounts have now been repaid) and certain concerns about intervening explanations by the Company of the need for and nature of the repayment which would or should be made;

6. a question as to whether Swisher management misrepresented that no other side agreements existed concerning its receivable from Professional Carpet Systems, Inc. (PCS) which would affect recognition of that receivable at October 31, 1996, given that there is now litigation between the Company and PCS which involves a PCS claim to entitlement to $80,000 in consulting fees under a February 10, 1997,
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        agreement with a principal in PCS which, if valid, could mean that
        Swisher potentially overstated its receivable (that litigation is ongoing, the issue has not been resolved therein, and the Former Auditor acknowledges that the foregoing facts "raise a question as to whether Swisher management misrepresented the fact that no other side agreements existed" but does not resolve that question); and

7. representations by Swisher management regarding a note receivable and repurchased franchise assets being held for resale in connection with the Mobile franchise and the Scottsdale franchise, respectively, as to which the representations made in connection with the 1996 audit proved to be in error during 1997, resulting in writing off a $45,000 note as uncollectible and a reduction in carrying value of a franchise by $53,000.

Finally, in addition to these seven areas of concern, discussions were ongoing regarding concerns of the Former Auditor regarding ". . . timing of revenue recognition and the need for additional accounting reserves to adequately address the realization of accounts receivable, notes receivable relating to previously recorded franchise sale revenues, and the value of assets held for resale." The audit work in these matters had not been completed at the time of the Former Auditor's resignation; however, they believed it likely they would have issued a modified opinion if such matters were not ultimately resolved to their satisfaction.

ITEM 5.     OTHER EVENTS.

     The Company reported the following additional events:

     1. The Company has undertaken to appoint a three-member special committee to oversee an independent internal investigation of these and any related issues, which will include company General Counsel James A. Marshall and two outside individuals with appropriate backgrounds and experience.

     2. The Company has retained the law firm of Swidler & Berlin, Chartered, to conduct the investigation under the direction of, and reporting to, the special committee.

     3. The special committee will recommend appropriate responses, including any corporate governance and/or structural changes, which may be advisable in light of the issues raised by the Former Auditor.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

c)  Exhibits

     16.1 Letter from McGladrey & Pullen, LLP, to the Company dated February 20, 1998.

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                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SWISHER INTERNATIONAL, INC.


Date: February 27, 1998                By:  /s/ Patrick L. Swisher
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                                               Patrick L. Swisher,
                                               President and CEO

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                            INDEX TO EXHIBITS

                                 FORM 8-K

Exhibit                                                          Page
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16.1    Letter from McGladrey & Pullen, LLP, to the Company
        dated February 20, 1998.